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                                                                EXHIBIT 23.3


                           CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Access Health, Inc. 1998 Stock Plan of our report dated October 27, 1997, with respect to the consolidated financial statements and schedule of Access Health, Inc. included in its Annual Report (Form 10-K/A) for the year ended September 30, 1997, filed with the Securities and Exchange Commission.


                                                 ERNST & YOUNG LLP




Sacramento California
June 17, 1998